                                 COMMON STOCK
NUMBER                                                                  SHARES
                              [LOGO] EARTHSHELL
                                     CORPORATION


INCORPORATED UNDER THE LAWS OF            SEE REVERSE FOR CERTAIN DEFINITIONS
    THE STATE OF DELAWARE                      AND RESTRICTIONS, IF ANY
                                                   CUSIP 269908 10 9

This Certifies that




is the record holder of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                       PAR VALUE $0.01 PER SHARE, OF

                          EARTHSHELL CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



/s/ JOHN DAOUD                                         /s/ ESSAM KHASHOGGI
SECRETARY                    [SEAL]                   CHAIRMAN OF THE BOARD


COUNTERSIGNED AND REGISTERED:
    U.S. STOCK TRANSFER CORPORATION
          TRANSFER AGENT AND REGISTRAR

BY

              AUTHORIZED SIGNATURE

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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   --   as tenants in common
     TEN ENT   --   as tenants by the entireties
     JT TEN    --   as joint tenants with right of
                    survivorship and not as tenants
                    in common



UNIF GIFT MIN ACT  --  ..................Custodian ...........................
                           (Cust)                       (Minor)
                        under Uniform Gifts to Minors
                        Act ................................
                                   (State)
UNIF TRF MIN ACT  --   ................. Custodian (until age ................)
                            (Cust)
                       ............................ under Uniform Transfers
                                (Minor)
                       to Minors Act..........................................
                                                (State)

       Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                        Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------------

                                         X
                                           ------------------------------------
                                         X
                                           ------------------------------------

                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.